UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 08, 2022

FLOOIDCX CORP.
(Name of small business in its charter)

Nevada	0-55965	35-2511643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3825 Rockbottom

North Las Vegas, NV 89030

(Address of principal executive offices)

Registrant’s telephone number: 480-323-1779

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2022 the Board of Directors elected Mr. Craig Kitchen and Mr. William Westbrook as directors of the Board.

Biography

Craig Kitchen

Craig Kitchen served as the Chief Commercial Officer for IAR Aircraft Services from August 2017 to September 2018. IAR Aircraft Services operates a fleet of C-130 aircraft in support of private global airlift and forest fire suppression.

Mr. Kitchen served as Chief Commercial/Operations Officer for MD Helicopters (fmr. McDonnell Douglas Helicopter) from July 2007 to August 2017. His responsibilities included overseeing the development of commercial and military aircraft contracts.

Mr. Kitchen has extensive public and private experience in finance. Prior to his retirement in 2017, from MD Helicopters, he was responsible for and signed a contract with the United States Army for $1.34 billion. Mr. Kitchen also served as Chief Executive Officer of Eagle Picher from 2002 to 2005.

Mr. Kitchen earned a Bachelor of Science degree from the United States Air Force Academy in 1974 and is a retired United Airforce flight officer, flight instructor, and combat veteran.

Mr. Kitchen also earned a Masters of Business Administration from the University of Northern Colorado in 1982.

William Westbrook

William Westbrook is currently an independent director on the Board of flooidCX Corp elected on August 8, 2022.

Mr. Westbrook serves as CFO for Quantum Energy Inc. since December 9, 2020 and was CEO of SoOum Corp. from September 2014 until December 2019

From July 2008 to December 2014 Mr. Westbrook worked as CEO of Estmar Global Inc. an international trading company specializing in the delivery of commodities to frontier markets and areas of conflict.

From March 2008 to July 2008 Mr. Westbrook worked as Workforce Performance Consultant to Aspen Technologies in Burlington Massachusetts and beginning in February 2007 to March 2008 he served as the National Budget Director for the Romney for President campaign.

From 2005 to 2007 Mr. Westbrook worked as Assistant Controller for Lennar Corporation’s land development division in Tucson Arizona.

From 2001 to March 2006 Mr. Westbrook worked for family business in land development.

Mr. Westbrook earned a Bachelor of Art in Economics from the Brigham Young University in Provo Utah in 2001.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLOOIDCX, CORP.

Dated: August 9, 2022	By:	/s/ Dennis Danzik
Name: Dennis Danzik
Title: President

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